Exhibit 99.1

Virtu Announces Fourth Quarter and Full Year 2016 Results

NEW YORK, NY, February 2, 2017 — Virtu Financial, Inc. (NASDAQ: VIRT) a leading technology-enabled market maker and liquidity provider to the global financial markets, today reported results for the fourth quarter and the full year ended December 31, 2016.

Fourth Quarter and Full Year Selected Results

Fourth Quarter 2016:

•                  Net income of $34.9 million; Normalized Adjusted Net Income* of $32.9 million

•                  Basic and Diluted EPS of $0.22; Normalized Adjusted EPS* of $0.24

•                  Total revenues of $170.6 million; Adjusted Net Trading Income* of $100.3 million

•                  Adjusted EBITDA* of $64.8 million; Adjusted EBITDA Margin* of 62.6%

•                  Quarterly cash dividend of $0.24 per share payable on March 15, 2017

Full Year 2016:

•                  Net Income of $158.5 million; Normalized Adjusted Net Income* of $135.8 million

•                  Basic and Diluted EPS of $0.88; Normalized Adjusted EPS* of $0.97

•                  Total revenues of $702.3 million; Adjusted Net Trading Income* of $414.1 million

•                  Adjusted EBITDA* of $268.6 million; Adjusted EBITDA Margin* of 63.3%

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on March 15, 2017 to shareholders of record as of March 1, 2017.

“The 4th quarter was really the tale of two very different quarters.  The quarter began similar to the third quarter with muted volumes and volatility and that was upended with the US Presidential election with much more favorable market conditions that were sustained throughout November and early December.  We view Virtu’s solid performance and profitability in this quarter and the full year 2016 to be a testament to the resiliency and sustainability of our business model and the product of our singular focus on broad diversification and scale.  We believe with the new pro-growth and pro-business environment in Washington that the stage is set for return to a more normalized volume and volatility environment globally and we look forward to creating more value for our shareholders,” said Douglas Cifu, Chief Executive Officer of Virtu Financial.

Financial Results

Fourth Quarter 2016:

Total revenues decreased 3.5% to $170.6 million for this quarter, compared to $176.9 million for the same period in 2015. Trading income, net, decreased 6.6% to $155.9 million for this quarter, compared to $166.9 million for the same period in 2015. Net income decreased 18.8% to $34.9 million for this quarter, compared to $42.9 million for the same period in 2015.

Basic and Diluted EPS for this quarter were $0.22 and $0.22, compared to $0.22 and $0.22 for the same period in 2015, respectively.

Adjusted Net Trading Income decreased 7.0% to $100.3 million for this quarter, compared to $107.8 million for the same period in 2015. Adjusted EBITDA decreased 9.9% to $64.8 million for this quarter, compared to $71.9 million for the same period in 2015. Normalized Adjusted Net Income decreased 10.6% to $32.9 million for this quarter, compared to $36.8 million for the same period in 2015. Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS was $0.24 for this quarter and $0.27 for the same period in 2015.

Full Year 2016:

Total revenues decreased 11.8% to $702.3 million, compared to $796.2 million in 2015. Trading income, net, decreased 12.1% to $665.5 million, compared to $757.5 million in 2015. Net income decreased 19.7% to $158.5 million, compared to $197.5 million in 2015.

Basic and Diluted EPS for this year were $0.88 and $0.88, compared to $0.60 and $0.59 in 2015, respectively.

Adjusted Net Trading Income decreased 17.3% to $414.1 million, compared to $500.7 million in 2015. Normalized Adjusted Net Income decreased 27.3% to $135.8 million, compared to $186.7 million in 2015. Adjusted EBITDA decreased 23.8% to $268.6 million, compared to $352.4 million in 2015. Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS was $0.97 for this year and $1.35 in 2015.

Historical quarterly results from first quarter 2014 to date are available at http://ir.virtu.com.

Business Performance

Since our inception, we have sought to broadly diversify our market making across securities, asset classes and geographies, and as a result, for the quarter ended December 31, 2016, we achieved a diverse mix of Adjusted Net Trading Income results, with no one category constituting more than 31.3% of our total Adjusted Net Trading Income. Average daily Adjusted Net Trading Income was approximately $1.592 million for this quarter compared to $1.684 million for the same period in the previous year. For the full year 2016, no single category constituted more than 30.0% of our total Adjusted Net Trading Income and our average daily Adjusted Net Trading Income was approximately $1.645 million compared to $1.987 million for the previous year.

As of December 31, 2016, Virtu was connected to more than 235 unique market venues in 36 countries and made markets in over 12,000 financial instruments.

The following tables show our Adjusted Net Trading Income, average daily Adjusted Net Trading Income and percentage of Adjusted Net Trading Income by category for the three months ended December 31, 2016 and 2015, and years ended December 31, 2016 and 2015, respectively.

	Three Months Ended December 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Adjusted Net Trading Income:
Category
Americas Equities	$31,409	31.3%	$33,384	31.0%	-5.9%
EMEA Equities	9,702	9.7%	12,555	11.6%	-22.7%
APAC Equities	11,198	11.2%	11,035	10.2%	1.5%
Global Commodities	23,011	22.9%	22,102	20.5%	4.1%
Global Currencies	15,385	15.3%	20,346	18.9%	-24.4%
Options, Fixed Income and Other	5,321	5.3%	7,109	6.6%	-25.2%
Unallocated(1)	4,262	4.3%	1,279	1.2%	NM
Total Adjusted Net Trading Income	$100,288	100.0%	$107,810	100.0%	-7.0%

	Three Months Ended December 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Average Daily Adjusted Net Trading Income:
Category
Americas Equities	$499	31.3%	$522	31.0%	-4.4%
EMEA Equities	154	9.7%	196	11.6%	-21.4%
APAC Equities	178	11.2%	172	10.2%	3.5%
Global Commodities	365	22.9%	345	20.5%	5.8%
Global Currencies	244	15.3%	318	18.9%	-23.3%
Options, Fixed Income and Other	84	5.3%	111	6.6%	-24.3%
Unallocated(1)	68	4.3%	20	1.2%	NM
Total Adjusted Net Trading Income	$1,592	100.0%	$1,684	100.0%	-5.5%

	Year Ended December 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Adjusted Net Trading Income:
Category
Americas Equities	$124,246	30.0%	$135,662	27.1%	-8.4%
EMEA Equities	44,505	10.7%	58,568	11.7%	-24.0%
APAC Equities	49,931	12.1%	44,910	9.0%	11.2%
Global Commodities	101,234	24.4%	112,616	22.5%	-10.1%
Global Currencies	65,667	15.9%	110,493	22.1%	-40.6%
Options, Fixed Income and Other	28,135	6.8%	32,020	6.4%	-12.1%
Unallocated(1)	411	0.1%	6,430	1.2%	NM
Total Adjusted Net Trading Income	$414,129	100.0%	$500,699	100.0%	-17.3%

	Year Ended December 31,
	2016	% of Total	2015	% of Total	% Change
	(in thousands, except percentages)
Average Daily Adjusted Net Trading Income:
Category
Americas Equities	$493	30.0%	$538	27.1%	-8.4%
EMEA Equities	177	10.7%	232	11.7%	-23.7%
APAC Equities	198	12.1%	178	9.0%	11.2%
Global Commodities	402	24.4%	447	22.5%	-10.1%
Global Currencies	261	15.9%	439	22.1%	-40.5%
Options, Fixed Income and Other	112	6.8%	127	6.4%	-11.8%
Unallocated(1)	2	0.1%	26	1.2%	NM
Total Adjusted Net Trading Income	$1,645	100.0%	$1,987	100.0%	-17.2%

(1)         Under our methodology for recording ‘‘trading income, net’’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular daily Adjusted Net Trading Income calculation can effectively defer or accelerate revenue from one day to another or one reporting period to another, as the case may be. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of December 31, 2016, Virtu had $181.4 million in cash and cash equivalents, and total long-term debt outstanding in an aggregate principal amount of $569.9 million.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•                  “Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•                  “EBITDA”, which measures our operating performance by adjusting Net Income to exclude financing interest expense on our senior secured credit facility, debt issue cost related to debt refinancing, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, reserve for legal matter, transaction advisory fees and expenses, termination of office leases, trading related settlement income, other losses (revenues), equipment write-off, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation at IPO.

•                  “Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items including IPO-related adjustments and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying a corporate tax rate of 35.5%.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•                  they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•                  our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•                  they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income (loss), cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands, except share and per share data)
Revenues:
Trading income, net	$155,937	$166,901	$665,480	$757,455
Interest and dividends income	11,457	7,114	26,419	28,136
Technology services	3,114	2,889	10,338	10,622
Other revenues (losses)	138	—	36	—

Total revenues	170,646	176,904	702,273	796,213

Operating Expenses:
Brokerage, exchange and clearance fees, net	53,798	53,016	221,214	232,469
Communication and data processing	17,423	17,046	71,001	68,647
Employee compensation and payroll taxes	21,113	21,219	85,295	88,026
Interest and dividends expense	13,308	13,189	56,557	52,423
Operations and administrative	6,420	5,974	22,773	25,991
Depreciation and amortization	7,018	7,600	29,703	33,629
Amortization of purchased intangibles and acquired capitalized software	53	53	212	211
Debt issue cost related to debt refinancing	5,579	—	5,579	—
Reserve for legal matter	—	5,440	—	5,440
Charges related to share based compensation at IPO	312	(1,098)	1,755	44,194
Financing interest expense on senior secured credit facility	6,758	7,188	28,327	29,254

Total operating expenses	131,782	129,627	522,416	580,284

Income before income taxes and noncontrolling interest	38,864	47,277	179,857	215,929
Provision for income taxes	4,000	4,337	21,326	18,439

Net income	$34,864	$42,940	$158,531	$197,490

Noncontrolling interest	(25,898)	(34,834)	(123,811)	(176,603)

Net income available for common stockholders	$8,966	$8,106	$34,720	$20,887

Earnings per share:
Basic	$0.22	$0.22	$0.88	$0.60
Diluted	$0.22	$0.22	$0.88	$0.59

Weighted average common shares outstanding
Basic	39,354,983	36,168,177	38,539,091	34,964,312
Diluted	39,354,983	36,689,572	38,539,091	35,339,585

Comprehensive income:
Net income	$34,864	$42,940	$158,531	$197,490
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	(2,930)	(1,304)	(1,174)	(4,255)

Comprehensive income	$31,934	$41,636	$157,357	$193,235
Less: Comprehensive income attributable to noncontrolling interest	(23,815)	(33,873)	(122,969)	(172,249)

Comprehensive income available for common stockholders	$8,119	$7,763	$34,388	$20,986

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands, except percentages)
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$155,937	$166,901	$665,480	$757,455
Interest and dividends income	11,457	7,114	26,419	28,136
Brokerage, exchange and clearance fees, net	(53,798)	(53,016)	(221,214)	(232,469)
Interest and dividends expense	(13,308)	(13,189)	(56,557)	(52,423)
Adjusted Net Trading Income	$100,288	$107,810	$414,128	$500,699

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$34,864	$42,940	$158,531	$197,490
Financing interest expense on senior secured credit facility	6,758	7,188	28,327	29,254
Debt issue cost related to debt refinancing	5,579	—	5,579	—
Depreciation and amortization	7,018	7,600	29,703	33,629
Amortization of purchased intangibles and acquired capitalized software	53	53	212	211
Provision for income taxes	4,000	4,337	21,326	18,439
EBITDA	$58,272	$62,118	$243,678	$279,023

Severance	982	420	1,252	1,064
Reserve for legal matter	—	5,440	—	5,440
Transaction advisory fees and expenses	318	—	994	—
Termination of office leases	—	—	(319)	2,729
Trading related settlement income	—	—	(2,975)	—
Other losses (revenues)	(138)	—	(36)	—
Equipment write-off	—	—	428	—
Share based compensation	3,635	3,295	18,222	15,202
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,393	1,693	5,606	4,710
Charges related to share based compensation awards at IPO	312	(1,098)	1,755	44,194
Adjusted EBITDA	$64,774	$71,868	$268,605	$352,362

Selected Operating Margins
Net Income Margin(1)	33.7%	38.8%	37.3%	38.6%
EBITDA Margin(2)	56.4%	56.1%	57.4%	54.6%
Adjusted EBITDA Margin(3)	62.6%	64.9%	63.3%	68.9%

(1) Calculated by dividing net income by the sum of Adjusted Net Trading Income and technology services revenue.

(2) Calculated by dividing EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

(3) Calculated by dividing Adjusted EBITDA by the sum of Adjusted Net Trading Income and technology services revenue.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in thousands, except share and per share data)
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$34,864	$42,940	$158,531	$197,490
Provision for income taxes	4,000	4,337	21,326	18,439
Income before income taxes	$38,864	$47,277	$179,857	$215,929

Amortization of purchased intangibles and acquired capitalized software	53	53	212	211
Debt issue cost related to debt refinancing	5,579	—	5,579	—
Severance	982	420	1,252	1,064
Reserve for legal matter	—	5,440	—	5,440
Transaction advisory fees and expenses	318	—	994	—
Termination of office leases	—	—	(319)	2,729
Equipment write-off	—	—	428	1,719
Trading related settlement income	—	—	(2,975)	—
Other losses (revenues)	(138)	—	(36)	—
Share based compensation	3,635	3,295	18,222	15,202
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,393	1,693	5,606	4,710
Charges related to share based compensation awards at IPO	312	(1,098)	1,755	44,194
Normalized Adjusted Net Income before income taxes	$50,998	$57,080	$210,575	$291,198

Normalized provision for income taxes(1)	18,104	20,263	74,754	103,375
Normalized Adjusted Net Income	$32,894	$36,817	$135,821	$187,823

Weighted Average Adjusted shares outstanding(2)	139,681,670	138,918,476	139,685,124	138,772,354

Normalized Adjusted EPS	$0.24	$0.27	$0.97	$1.35

(1)                                Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 35.5%.

(2)                                 Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis,  (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis. Includes additional shares from dilutive impact of options and restricted stock units outstanding under the 2015 Management Incentive Plan during the three months and the year ended December 31, 2016 and 2015.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	December 31,	December 31,
	2016	2015
	(in thousands, except share data)
Assets
Cash and cash equivalents	$181,415	$163,235
Securities borrowed	220,005	453,296
Securities purchased under agreements to resell	—	14,981
Receivables from broker-dealers and clearing organizations	449,771	476,536
Trading assets, at fair value	1,960,126	1,297,214
Property, equipment and capitalized software, net	29,660	37,501
Goodwill	715,379	715,379
Intangibles (net of accumulated amortization)	992	1,203
Deferred taxes	185,354	193,740
Other assets	77,669	38,845
Total assets	$3,820,371	$3,391,930

Liabilities and equity
Liabilities
Short-term borrowings	$25,000	$45,000
Securities loaned	222,203	524,603
Payables to broker-dealers and clearing organizations	828,223	486,604
Trading liabilities, at fair value	1,350,198	979,090
Tax receivable agreement obligations	226,048	218,399
Accounts payable and accrued expenses and other liabilities	67,976	86,775
Long-term borrowings, net	564,957	493,589
Total liabilities	$3,284,605	$2,834,060

Total equity	535,766	557,870

Total liabilities and equity	$3,820,371	$3,391,930

	As of December 31, 2016
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock	41,562,952	29.5%
Non-controlling Interests (Virtu Financial LLC)	99,421,197	70.5%
Total Virtu Financial LLC Interests	140,984,149	100.0%

Conference Call Information

Douglas Cifu, Chief Executive Officer, and Joseph Molluso, Chief Financial Officer, will host a conference call to discuss the Company’s financial results and outlook on Thursday, February 2, 2017, at 8:00 a.m. Eastern Time. To access the conference call, please dial (855) 645-0552 (U.S.) or (720) 634-9067 (international). The Company will also host a live audio Webcast of the conference call on the Investor Relations section of the Company’s website at http://ir.virtu.com/events.cfm. The Webcast will also be archived on http://ir.virtu.com/events.cfm for 90 days following the announcement.

About Virtu Financial, Inc.

Virtu is a leading technology-enabled market maker and liquidity provider to the global financial markets. We stand ready, at any time, to buy or sell a broad range of securities and other financial instruments, and we generate revenue by buying and selling securities and other financial instruments and earning small amounts of money on individual transactions based on the difference between what buyers are willing to pay and what sellers are willing to accept, which we refer to as “bid/ask spreads,” across a large volume of transactions. We make markets by providing quotations to buyers and sellers in more than 12,000 securities and other financial instruments on more than 235 unique exchanges, markets and liquidity pools in 36 countries around the world. We believe that our broad diversification, in combination with our proprietary technology platform and low-cost structure, enables us to facilitate risk transfer between global capital markets participants by supplying liquidity and competitive pricing while at the same time earning attractive margins and returns.

Cautionary Note Regarding Forward-Looking Statements

The foregoing information and certain oral statements made from time to time by representatives of the Company contain certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

CONTACT

Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

Media Relations

media@virtu.com